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                                                                   EXHIBIT 99.1
                                   AGREEMENT
         This Agreement is made this 17th day of May 1996 among North American Fund II, L.P., North American Business Development Company, L.L.C., North American Company Ltd., Charles L. Palmer, R. David Bergonia and Robert L. Underwood.

         The parties hereto hereby agree as follows:

         1. One amendment to the statement filed on April 5, 1994 containing the information required by Schedule 13D under the Securities Exchange Act of 1934 with respect to beneficial ownership of the Common Shares of Minnesota Educational Computing Corporation (MECC), a Minnesota corporation, may be filed with the Securities and Exchange Commission on behalf of each of them.

         2.      This Agreement may be executed in counterparts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                    NORTH AMERICAN FUND II, L.P.


                                    By:  North American Business
                                         Development Company, L.L.C.



                                    By:           /s/ Charles L. Palmer
                                         -------------------------------------
                                         Charles L. Palmer
                                         President and Chief Executive Officer



                                    NORTH AMERICAN BUSINESS
                                    DEVELOPMENT COMPANY, L.L.C.



                                    By:           /s/ Charles L. Palmer
                                         -------------------------------------
                                         Charles L. Palmer
                                         President and Chief Executive Officer



                                    NORTH AMERICAN COMPANY, LTD.



                                    By:           /s/ Charles L. Palmer
                                         -------------------------------------
                                         Charles L. Palmer
                                         Managing General Partner



                                                  /s/ Charles L. Palmer
                                    ------------------------------------------
                                    Charles L. Palmer


                                                  /s/ R. David Bergonia
                                    ------------------------------------------
                                    R. David Bergonia



                                                  /s/ Robert L. Underwood
                                    ------------------------------------------
                                    Robert L. Underwood